SECURITIES AND EXCHANGE COMMISSION
           Washington, D.C.  20549

                                FORM 8-K

                                  CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934


Date of Report (date of earliest event reported):  December 26, 1997


          FINANCIAL ASSET SECURITIES CORP.,
(as depositor under the Pooling and Servicing
Agreement, dated as of March 1, 1997, providing for the issuance of Financial Asset Securities Corp., Empire Funding Home Loan REMIC Trust 1997-A,
Asset Backed Certificates Series 1997-A.
(Exact name of registrant as specified in its charter)

     Delaware                 333-21071-04            41-1872543
(State or Other Jurisdiction          (Commission          (I.R.S. Employer
of Incorporation)                      File Number)        Identification No.)
600 Steamboat Road
Greenwich, Connecticut                          06830
(Address of Principal Executive Offices)        (Zip Code)



Registrant's telephone number, including area code:         (203) 625-2700

Item 5.        Other Events

               On behalf of Empire Funding Home Loan REMIC
               Trust 1997-A, Asset-Backed Certificates, Series
               1997-A, a Trust created pursuant to the Pooling and Servicing Agreement, dated March 1, 1997, by
               First Bank National Association, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated December 26,
                       1997.  The Monthly Report is filed pursuant to and
               in accordance with (1) numerous no-action letters
               (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due June 25, 2018.

               A.     Monthly Report Information:
                      Aggregate distribution information for the current distribution date December 26, 1997.

                      Principal      Interest       Ending Balance

        Cede & Co $758,588.67      $263,177.12    $41,292,633.27


               B. No delinquency in payment under the Certificate Guaranty Insurance Policy has occurred.

               C.     Have any deficiencies occurred?   NO.
                              Date:
                              Amount:

               D.     Were any amounts paid or are any amounts payable under
                      the Certificate Guaranty Insurance Policy?   NO
                              Amount:

               E.     Are there any developments with respect to the Certificate
                      Insurance Guaranty Policy?    NONE.

               F.     Item 1: Legal Proceedings:    NONE

               G.     Item 2: Changes in Securities:       NONE

               H Item 4: Submission of Matters to a Vote of Certificathold-ers: NONE

               I. Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if applicable: NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

 Exhibit No.

 1.     Monthly Distribution Report dated December 26, 1997.

                   EMPIRE FUNDING HOME LOAN REMIC TRUST 1997-A
                                PASS-THROUGH CERTIFICATES
                                   SERIES 1997-A


                      DISTRIBUTION STATEMENT
Distribution Date:          12/26/97

      Beginning                                                   Ending
      Certificate     Principal      Interest      Total          Certificate
Class Balance         Distribution   Distribution  Distribution   Balance

A-1        428,426.40     428,426.40      2,570.56     430,996.96          0.00
A-2     18,300,000.00     330,162.27    107,360.00     437,522.27 17,969,837.73
A-3     11,442,000.00           0.00     74,086.95      74,086.95 11,442,000.00
M-1      6,003,000.00           0.00     39,419.70      39,419.70  6,003,000.00
M-2      5,377,000.00           0.00     36,205.13      36,205.13  5,377,000.00
B          500,795.54           0.00      3,534.78       3,534.78    500,795.54
R                0.00             NA          0.00           0.00          0.00
Total   42,051,221.94     758,588.67    263,177.12   1,021,765.79 41,292,633.27
      Payment of Loss Interest       Allocable
      Reimbursement   Carry Forward  Loss
Class Deficiency      Amount         Amount

A-1                NA           0.00            NA
A-2                NA           0.00            NA
A-3                NA           0.00            NA
M-1              0.00           0.00          0.00
M-2              0.00           0.00          0.00
B                0.00           0.00          0.00
R                  NA             NA            NA
Total            0.00           0.00          0.00

            AMOUNTS PER $1,000 UNIT                Ending         Current
      Principal       Interest       Total         Certificate    Pass-Through
Class Distribution    Distribution   Distribution  Balance        Interest Rate

A-1       51.00314286     0.30601905   51.30916190     0.00000000       7.20000%
A-2       18.04165410     5.86666667   23.90832077   981.95834590       7.04000%
A-3        0.00000000     6.47500000    6.47500000 1,000.00000000       7.77000%
M-1        0.00000000     6.56666667    6.56666667 1,000.00000000       7.88000%
M-2        0.00000000     6.73333271    6.73333271 1,000.00000000       8.08000%
B          0.00000000     7.05832963    7.05832963 1,000.00000000       8.47000%

      Payment of Loss Interest       Allocable
      Reimbursement   Carry Forward  Loss
Class Amount          Amount         Amount

A-1                NA     0.00000000            NA
A-2                NA     0.00000000            NA
A-3                NA     0.00000000            NA
M-1        0.00000000     0.00000000    0.00000000
M-2        0.00000000     0.00000000    0.00000000
B          0.00000000     0.00000000    0.00000000

                   EMPIRE FUNDING HOME LOAN REMIC TRUST 1997-A
                                PASS-THROUGH CERTIFICATES
                                                  SERIES 1997-A

                      Distribution Date:                 12/26/97
                             Distribution Statement
                Pooling and Servicing Agreement Dated March 1, 1997

i)   Available Collection Amount                                   1,064,574.65
      Available Distribution Amount                                1,021,765.79


ii)  Beginning and Ending Class Principal Balances                See page 1
      Beginning Pool Principal Balance                            42,658,287.00
      Ending Pool Principal Balance                               41,720,081.63



iii)  Class Factors                                Beginning      Ending
                                     Class A-1         0.05100314    0.00000000
                                     Class A-2         1.00000000    0.98195835
                                     Class A-3         1.00000000    1.00000000
                                     Class M-1         1.00000000    1.00000000
                                     Class M-2         1.00000000    1.00000000
                                     Class B           1.00000000    1.00000000

iv)  Interest from Mortgagors / Master Servicer                      419,259.05
      Interest from Purchased Loans                                        0.00
      Interest from Liquidated Mortgage Loans                            922.02
      Interest from FHA Insurance Payments                                 0.00
                                                                     420,181.07

      Principal Collections (Regular Installments)                    91,018.22
      Principal Collections (Curtailments and Paid in Fulls)         547,841.10
      Principal from Purchased Loans                                       0.00
      Principal from Liquidated Mortgage Loans                            93.83
      Principal from FHA Insurance Payments                                0.00
                                                                     638,953.15

Total Payments                                                     1,059,134.22
plus:  Investment Income on the Collection Account                     5,440.43
Trust Fees and Expenses                                               42,810.31
plus:  Investment Income on the Certificate Distribution Account           1.45
Available Distribution Amount                                      1,021,765.79

v)  Optimal Principal Balances:                                            0.00
          Senior                                                           0.00
          Class M-1                                                        0.00
          Class M-2                                                        0.00
          Class B                                                          0.00

vi)  Overcollateralization Deficiency Amount (before distributions 3,694,145.94

       Amounts distributed to the holders of the Class R                   0.00

vii)  Servicing Compensation                                          31,574.28
        Trustee Fee                                                    1,421.94
        FHA Premium Account Deposit                                    9,814.09

viii)  Overcollateralization Amount                                  427,448.36
         Overcollateralization Target Amount                       4,001,864.95
         Net Loan Losses                                                   0.00
         Cumulative Net Loan Losses                                        0.00
         Allocable Loss Amount                                             0.00
         Excess Spread                                               119,729.35

                                                   Beginning      Ending
ix)  Weighted Average Maturity of the Home Loans              179           178
Weighted average Interest Rate of the Home Loans           13.338%
13.333%

x)  Performance information in Servicer's Monthly Remittance Report
                      60 Day Delinquency Amount                    1,981,719.84
                      Six-Month Rolling Delinquency Average        1,366,207.87
                      Net Delinquency Calculation Amount           2,946,993.00

xi)  FHA Payments made by Obligors on Invoiced Loans                   3,551.04

xii)FHA Insurance Amount as of beginning of the related Due Period
2,749,082.52
Current FHA Insurance Proceeds                                             0.00
Current FHA Insurance Proceeds allocated to Fees                           0.00
Original FHA Insurance Amount                                      2,749,082.52
Cumulative FHA Insurance Proceeds                                          0.00
Cumulative FHA Insurance Proceeds allocated to Fees                        0.00
FHA Insurance Amount as of the end of the Related Due Period
2,749,082.52

                                                   100% of Bal    90% of Bal
Agg prin bal. of FHA Claims rejected by the FHA              0.00          0.00
Principal Balance of FHA claims Pending                962,214.65    865,993.19
Principal Balance of FHA claims Submitted               0     0
Aggregate number of FHA Claims submitted this period                          0
Aggregate number of FHA Claims submitted since Cut-off                        4
Aggregate number of FHA Claims paid this period                               0
Aggregate number of FHA Claims pending this period                            0
Prin Bal of FHA Loans for which no further amounts expected                0.00


xiii)                          Current                    Cumulative
                                     Aggregate                    Aggregate
Combination Loans     Number         Prin Bal      Number         Prin Bal
A) Defaulted Loans                 0          0.00              0          0.00
B) Liquidated Loans                0          0.00              0          0.00






C) Deleted b\c Defect              0          0.00              0          0.00
D) Deleted b\c Default             0          0.00              0          0.00

                               Current                    Cumulative
                                     Aggregate                    Aggregate
Debt Consolidation    Number         Prin Bal      Number         Prin Bal
A) Defaulted Loans                 4    126,498.39              8    212,148.39
B) Liquidated Loans                4    126,498.39              8    212,148.39
C) Deleted b\c Defect              0          0.00              0          0.00
D) Deleted b\c Default             0          0.00              0          0.00



xiv)  Liquidated and Defaulted Loans (All Loan types):

                                           Current                     Cumulativ

                                     Aggregate                    Aggregate
                      Number         Prin Bal      Number         Prin Bal

      Liquidated Loans            15    299,346.05             51    926,824.32
      Defaulted Loans             15    299,346.05             51    926,824.32

xv)  Delinquency And Foreclosure Information:
                      # of Accounts  Prin Bal      % of Total     Book Value
30-59 Days Delinquent            130  1,834,281.22          4.397%
60-89 Days Delinquent             60  1,099,770.03          2.636%
90-179 Days Delinquent            45    730,310.54          1.751%
180 or more Days Del               0          0.00          0.000%
Loans in foreclosure               0          0.00          0.000%
Foreclosed Properties              0          0.00          0.000%         0.00


Loans in bankruptcy   # of Accounts  Principal Bala% of Total
30-59 Days Delinquent              4     87,565.23          0.210%
60-89 Days Delinquent              2     31,087.03          0.075%
90-179 Days Delinquent             7    120,552.24          0.289%
180 or more Days Del               0          0.00          0.000%
Aggregate                         13    239,204.50          0.573%







                                    SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                      FINANCIAL ASSET SECURITIES CORPORATION




                              By
                              Name:  Jim Kaufman
                              Title: Assistant Vice President,
                              First National Association


Dated:         December 31, 1997